Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

THIS IS A REGISTRATION RIGHTS AGREEMENT dated as November 13, 2002 by and between VERITAS OPERATING CORPORATION, a Delaware corporation (“VERITAS”), and SONIC SOLUTIONS, a California corporation (“Sonic”).

B A C K G R O U N D

Sonic, VERITAS and several subsidiaries of VERITAS are entering into an Asset Purchase Agreement under which, subject to the terms and conditions set forth in that agreement, Sonic will buy certain assets of those subsidiaries (the “Acquisition”). By virtue of the Acquisition, VERITAS, or a designated subsidiary of VERITAS, would become the beneficial owner of Registrable Securities. Any reference herein to VERITAS shall include any VERITAS Sub to which the Registrable Securities are issued in the Acquisition. VERITAS desires that Sonic grant VERITAS certain registration rights regarding Registrable Securities to facilitate VERITAS’s ability to liquidate those securities. Sonic desires to cause the Registrable Securities to be registered because, under Sonic’s charter, Sonic is entitled to cause conversion of the Preferred Stock to be issued to VERITAS in the Acquisition into Registrable Securities beginning three months after such registration. The purpose of this Agreement is to memorialize the parties’ rights and obligations regarding registration if the Acquisition is completed.

ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

ARTICLE I
DEFINED TERMS

For the purposes of this Agreement, these terms have these meanings:

“Acquisition” has the meaning set forth in the background section of this Agreement.

“Agreement” means this Registration Rights Agreement.

“Common Stock” means the shares of common stock of Sonic into which the Preferred Stock can be converted.

“DMD” means what had been the Desktop and Mobile Division of VERITAS before the Acquisition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the SEC under that statute.

“Indemnified Party” has the meaning set forth in Subsection 6.2(c).

“Indemnifying Party” has the meaning set forth in Subsection 6.2(c).

“Person” means any individual or entity of any kind.

“Preferred Stock” means the shares of Sonic’s Series F Preferred Stock to be issued to VERITAS in the Acquisition.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented.

“Registrable Securities” means the Common Stock, as well any additional shares of Sonic’s common stock later issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a stock dividend or other distribution, or as a result of a stock split or reclassification respecting Sonic’s common stock.

“Registration Statement” means any registration statement filed by Sonic covering any Registrable Securities, including the Prospectus included in that registration statement, all amendments and supplements to that Registration Statement, including post-effective amendments, and all exhibits and materials incorporated by reference into that Registration Statement.

“Restricted Securities” has the meaning set forth in Section 2.1.

“Rule 144” means Rule 144 adopted by the SEC under the Securities Act, as amended from time to time, or any successor rule.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations adopted by the SEC under that statute.

“Sonic Indemnitees” has the meaning set forth in Subsection 6.2(b).

“VERITAS Indemnitees” has the meaning set forth in Subsection 6.2(a).

ARTICLE II
OVERVIEW

2.1    Securities Subject to this Agreement. The securities to which this Agreement relates are the Registrable Securities. However, any particular Registrable Security shall only be a Registrable Security for so long as it continues to be a Restricted Security, unless Sonic specifies that it shall continue to be a Registrable Security after that. A “Restricted Security” is a Registrable Security that: (i) has not been sold under an effective Registration Statement in accordance with the intended plan and method of distribution set forth in the final Prospectus forming part of that Registration Statement and (ii) cannot be freely sold by VERITAS without registration under the Securities Act and without any restrictions under Rule 144, including as a result of any volume limitations set forth in Rule 144. However, all the Registrable Securities shall cease being “Restricted Securities” beginning 30 months after the date of this Agreement.

2.2    Filing of Registration Statement. Subject to this Agreement, Sonic shall file a Registration Statement with the SEC on Form S-3 for the registration of the Registrable Securities, for resale by VERITAS (as a selling shareholder and not as an underwriter) to the public, within 14 days after the Acquisition closes. The plan of distribution indicated in such Form S-3 will include all such transactions as VERITAS may reasonably request and that can be included in such Form S-3 under the rules and regulations of the SEC.

2.3    Information from VERITAS. Subject to this Agreement, VERITAS shall use its reasonable best efforts to furnish such information as Sonic may reasonably request in connection with the preparation of the Registration Statement including, without limitation, the audited financial information required to be filed by Sonic in a Form 8-K or other filing, under the Exchange Act, as a result of the Acquisition and incorporated into the Registration Statement by reference in order that the Registration Statement be declared effective. VERITAS acknowledges and agrees that this is important to Sonic, and that Sonic can require this information to be furnished even if VERITAS is not pressing to have RegistrableSecurities registered because, under Sonic’s charter, registration is necessary in order that Sonic be entitled to require conversion of the Preferred Stock into Common Stock.

ARTICLE III
CERTAIN OBLIGATIONS OF SONIC

3.1    Effectiveness of Registration Statement. Sonic shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as is reasonably practicable after it is filed and to cause the Registration Statement to remain continuously effective under the Securities Act (subject to the terms of this Agreement) until the Registrable Securities are no longer Restricted Securities.

3.2    Amendments and Supplements. Sonic shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the related Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3.1 and to comply with the Securities Act with respect to the sale or other disposition of the Registrable Securities under the Registration Statement.

3.3    Copies of Offering Documents. Sonic shall furnish VERITAS with such numbers of copies of the Registration Statement, Prospectus, and any amendments and supplements thereto, in conformity with the requirements of the Securities Act, and the other documents incorporated by reference into the Registration Statement, in order to facilitate VERITAS’s disposition of the Registrable Securities.

3.4    Request for Information; Misleading Prospectus, Etc. Sonic shall promptly notify VERITAS upon the occurrence of any of the following events respecting the Registration Statement or related Prospectus promptly after Sonic learns of any such event: (i) any request for additional information by the SEC or any other governmental authority during the period of effectiveness of the Registration Statement; (ii) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction or the initiation or threatened initiation of a proceeding for that purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated therein by reference untrue in any material respect, or that requires any changes in the Registration Statement, related Prospectus or such documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) Sonic’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

3.5    Blue Sky Filings. Sonic shall use its reasonable efforts to register and qualify the securities covered by the Registration Statement under the blue sky laws of such domestic jurisdictions, as shall be reasonably requested by VERITAS, if no exemption from registration or qualification is otherwise available in those jurisdictions. However, Sonic shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction.

ARTICLE IV
CERTAIN OBLIGATION OF VERITAS

4.1    Financial and Other Information. Promptly (and in no event by later than 20 days) after the date of this Agreement, VERITAS shall assist Sonic with the completion of the audited financial statements regarding DMD, and any other information about VERITAS, that Sonic needs in order to complete the Registration Statement (including the Sonic Form 8-K report to be incorporated into the Registration Statement by reference) and to cause the Registration Statement to become effective.

4.2    Cessation of Offering. Upon receipt of notice from Sonic of the occurrence of any circumstance or the happening of any event of the kind described in Section 3.4, VERITAS shall immediately discontinue disposition of the Registrable Securities until such time as VERITAS has received written confirmation from Sonic that the circumstance or event referred to in Section 3.4 have been satisfactorily resolved by the filing of an amendment, a Prospectus supplement or otherwise, provided that Sonic shall use reasonable best efforts to resolve such matter as soon as practicable. If so directed by Sonic, VERITAS shall deliver to Sonic all copies of the Prospectus covering Registrable Securities in VERITAS’s possession at the time of receipt of such notice. Sonic shall promptly prepare and furnish to VERITAS a reasonable number of copies of any supplement to or amendment of a Prospectus, or any revised Prospectus, as may be necessary such that, as thereafter delivered to the purchasers of the securities covered by such Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in light of the circumstances under which they were made.

4.3    No Preliminary Prospectus. Neither VERITAS nor any Person acting on VERITAS’s behalf shall offer any Registrable Securities by means of any preliminary Prospectus.

4.4    Material Non-Public Information. VERITAS shall treat the receipt of a notice from Sonic pursuant to Section 4.2 or Article V, and the contents of that notice, as material non-public information, and neither VERITAS nor any Person acting on VERITAS’s behalf shall trade Sonic securities or disclose the contents of that notice or that VERITAS has received that notice, before the end of the second trading day after the later of: (i) the widespread public dissemination of the happening of the event that is the subject of the notice or (ii) the filing with the SEC of the supplemented or amended Prospectus contemplated by Section 3.4 or the resumption of the right to make sales under the Registration Statement contemplated by Article V.

ARTICLE V
LIMITATIONS

Sonic shall not be obligated to file any Registration Statement under this Agreement, or file any amendment or supplement thereto, and, upon written notice to VERITAS, may suspend VERITAS’s right to make sales under an effective Registration Statement, at any time that Sonic, in its good faith judgment, reasonably believes that the filing of a Registration Statement at the time required, or the offering of securities under the Registration Statement would: (i) materially and adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, joint venture, tender offer, reorganization or other transaction involving Sonic, or negotiations, discussions or pending proposals related to any such event or (ii) be materially detrimental to Sonic and its shareholders, in which event (under clause (i) or (ii) above) Sonic’s sole relief from its registration obligations shall be the right to defer the filing of any Registration Statement (or to suspend VERITAS’s rights to make sales under a Registration Statement, if one is already effective) for a period of not more than 60 days. In no event may Sonic invoke this right more than once during each six-month period.

ARTICLE VI
INDEMNIFICATION AND EXPENSES

6.1     Fees and Commissions. Sonic shall pay its own general legal and accounting fees and printing costs in connection with the Registration Statement. Sonic shall also pay all registration and filing fees attributable to the Registrable Securities and the listing fee payable to the Nasdaq National Market, if any. VERITAS shall pay the fees and costs of its own counsel, if any, and all selling discounts, commissions and expenses incurred in connection with the offering and sale of the Registrable Securities.

6.2     Indemnification

(a)     Indemnification by Sonic. To the extent permitted by law, Sonic shall indemnify and hold harmless VERITAS, its successors and assigns, its officers and directors, any underwriter (as defined in the Securities Act) with respect to the Registrable Securities, and each Person, if any, who controls VERITAS or any such underwriter within the meaning of the Securities Act or the Exchange Act (the “VERITAS Indemnitees”) against any losses, claims, damages, liabilities or actions (joint or several) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary Prospectus (not prohibited by Section 4.3) or final Prospectus contained therein or any amendments or supplements thereto, or arise solely out of or based solely upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Sonic shall reimburse the VERITAS Indemnitees for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. However, the indemnification and other rights provided in this Subsection 6.2(a) shall not apply: (i) to any such loss, claim, damage, liability or action insofar as it arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement, preliminary Prospectus or final Prospectus or any amendment or supplement thereto, including audited financial statements or other information incorporated therein by reference, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration (including such financial statements or other information) by VERITAS, or (ii) if the Person asserting any such loss, claim, damage, liability or action who purchased the Registrable Securities that are the subject thereof did not receive a copy of the final Prospectus (or the final Prospectus as amended or supplemented) at or before the written confirmation of the sale of such Registrable Securities to such Person and Sonic timely provided such final or supplemental Prospectus to VERITAS.

(b)    Indemnification by VERITAS. To the extent permitted by law, VERITAS shall indemnify and hold harmless Sonic, its successors and assigns, its officers and directors, any underwriter (as defined in the Securities Act) with respect to the Registrable Securities, and each Person, if any, who controls Sonic or any such underwriter within the meaning of the Securities Act or the Exchange Act (the “Sonic Indemnitees”) against any losses, claims, damages, liabilities or actions (joint or several) to which they may become subject under the Securities Act, the Exchange Act or otherwise, (i) insofar as such losses, claims, damages, liabilities or actions arise solely out of or are based solely upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, or arise solely out of or are based solely upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by VERITAS expressly for use in the registration (including the audited financial statements and any other information incorporated by reference), or (ii) that arise out of or are based upon the failure of VERITAS before the written confirmation of the sale of the Registrable Securities held by VERITAS to send or arrange for delivery of a copy of the final Prospectus (or the final Prospectus as amended or supplemented), timely provided to VERITAS by Sonic, to the Person asserting any such loss, claim, damage, liability or action who purchased the Registrable Securities that are the subject thereof. VERITAS shall reimburse each Sonic Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

(c)    Indemnification Procedures. Promptly after receipt by a Person who may be entitled to indemnification under Section 6.2 (an “Indemnified Party”) of notice of the commencement of any action (including any governmental action) for which indemnification may be available under Section 6.2, that Indemnified Party shall, if a claim in respect thereof is to be made against any Person who must provide indemnification under Section 6.2 (an “Indemnifying Party”), deliver to the Indemnifying Party a written notice of the commencement thereof, and the Indemnifying Party shall have the right to participate in and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties. However, the Indemnified Party shall have the right to retain its own counsel (and the reasonable fees of such counsel shall be paid by the Indemnifying Party) and assume its own defense if: (i) the retention of such counsel has been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has failed promptly to assume the defense and employ experienced counsel reasonably acceptable to the Indemnified Party after the Indemnifying Party has received notice of the indemnification matter from the Indemnified Party or (iii) the named parties to any such action include both the Indemnified Party and the Indemnifying Party, and the representation of both parties by the same counsel would be inappropriate due to a manifest conflict of interest between them. The Indemnifying Party nevertheless shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all Indemnified Parties combined. No indemnification provided for in Subsection 6.2(a) or (b) shall be available to any Person who shall fail to give notice as provided in this Subsection 6.2(c) to the extent that the Person to whom notice was not given was unaware of the proceeding to which the notice would have related and was materially prejudiced by the failure to give the notice.

(d)    To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

ARTICLE VII
MISCELLANEOUS

7.1     Term. This Agreement shall become effective if and when the Acquisition closes. It shall become null and void if the Asset Purchase Agreement referred to in the background section of this Agreement is terminated in accordance with its terms. If the Acquisition does close, the registration rights granted to VERITAS under this Agreement shall terminate at such time as all Registrable Securities: (i) cease to be Restricted Securities or (ii) have otherwise been transferred to holders who may trade such shares without restriction under the Securities Act, and Sonic has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

7.2     Notices. All notices and other communications required by or made in connection with this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered in person or by courier, or three days after mailing, if mailed by first class mail, registered or certified, postage prepaid, addressed as follows:

If to Sonic:	Sonic Solutions 101 Rowland Way Novato, California 94945 Attention: Robert J. Doris

with a copy to:	Heller Ehrman White & McAuliffe LLP 333 Bush Street San Francisco, California 94104 Attention: Dan Titelbaum

If to VERITAS:	c/o VERITAS Software Corporation 350 Ellis Street Mountain View, California 94043 Attention: General Counsel

with a copy to:	Fenwick & West LLP Embarcadero Center West 275 Battery Street San Francisco, California 94111 Attention: Lynda Twomey

The names and addresses specified in this section may be changed by means of a notice given in accordance with this section.

7.3    Attorneys’ Fees. If any action or proceeding relating to this Agreement or the enforcement of this Agreement is brought against a party, the party that substantially prevails shall be entitled to recover its reasonable attorneys’ fees, costs and disbursements from the other party.

7.4    Waiver. No failure on the part of any Person to exercise any right under this Agreement, and no delay on the part of any Person to exercising any such right, shall operate as a waiver of that right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or of any other right. No Person shall be deemed to have waived any right arising out of this Agreement, unless the waiver is expressly set forth in a written instrument duly signed and delivered by that Person.

7.5    Amendments. This Agreement may not be amended other than by means of a written instrument duly signed and delivered by the parties to this Agreement.

7.6    Successors and Assigns. No party to this Agreement may assign or delegate all or any portion of its rights or obligations under this Agreement without the prior written consent of the other party, provided, however, that notwithstanding the foregoing, the rights of VERITAS hereunder may be transferred or assigned to any affiliate of VERITAS in connection with the transfer of any Registrable Securities to such affiliate.

7.7    Parties in Interest. Except for Section 6.2 and as provided in Section 7.6, this Agreement is not intended to confer any rights on any Person other than the parties to this Agreement.

7.8    Governing Law. This Agreement shall be governed by the laws of the State of California without reference to its principles of conflicts of law.

7.9    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

7.10    Severability. If any provision of this Agreement is determined to be invalid or unenforceable, it shall be adjusted, if possible, to effect the intention of the parties as closely as is possible. In any event, the validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby, and such invalidity or unenforceability shall only apply in the specific jurisdiction in which the determination shall have been made.

7.11    Entire Agreement. This Agreement, together with the Asset Purchase Agreement referenced in the background section of this Agreement, sets forth the entire agreement and understanding between the parties regarding the subject matter of this Agreement. This Agreement supersedes any and all prior agreements and understandings regarding its subject matter.

7.12    Additional Actions. From time to time, at either party’s request and without further consideration, the other party to this Agreement shall sign and deliver such additional documents and take such other actions as may be necessary or desirable to effectuate this Agreement.

IN WITNESS WHEREOF, the Parties have signed and delivered this Agreement as of the date that appears in its first paragraph.

SONIC SOLUTIONS

By:	/s/ Robert J. Doris
Name:	Robert J. Doris
Title:	Chief Executive Officer

VERITAS OPERATING CORPORATION

By:	/s/ Gary Bloom
Name:	Gary Bloom
Title:	Chief Executive Officer